SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

November 15, 2005
Date of Report (Date of earliest event reported)

LEESPORT FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-14555	23-2254007
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

1240 Broadcasting Road, Wyomissing, Pennsylvania		19610
(Address of principal executive offices)		(Zip Code)

(610) 208-0966

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.03               Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 15, 2005, the Board of Directors of Leesport Financial Corp. (the ”Company”) amended Section 204 of its bylaws to change the mandatory retirement provisions for directors.  Under the amended bylaws, a person is not eligible for nomination or for election to the Board of Directors after attaining the age of 70.  Prior to the amendment, Section 204 of the bylaws provided that a person was not eligible for nominations or for election to the Board of Directors if the person attained the age of 70 at any time during such person’s term as a director.  All other provisions of the Company’s bylaws remain unchanged.  The foregoing description of the bylaws is qualified in its entirety by reference to the copy of the Amended and Restated Bylaws attached hereto as Exhibit 3.1.

Item 9.01               Financial Statements and Exhibits.

(c)           Exhibits:

The following exhibit is filed herewith:

3.1                                 Amended and Restated Bylaws of Leesport Financial Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEESPORT FINANCIAL CORP.

Dated: November 18, 2005

	By:	/s/	Robert D. Davis
Robert D. Davis
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number

3.1	Amended and Restated Bylaws of Leesport Financial Corp.